Brandywine Fund, Inc.
Summary Prospectus
Trading Symbol: BRWIX
January 29, 2010

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.brandywinefunds.com/brandywine.  You can also get this information at no cost by calling (800) 656-3017 or by sending an e-mail request to bfunds@friess.com.  The Fund’s Prospectus and Statement of Additional Information, both dated January 29, 2010, are incorporated by reference into this Summary Prospectus.

Investment Objective
Brandywine Fund seeks capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	None
Redemption Fee	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.10%
Total Annual Fund Operating Expenses	1.10%

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$112	$350	$606	$1,340

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 239% of the average value of its portfolio.

Principal Investment Strategies
Brandywine Fund invests principally in common stocks of U.S. companies, and, to a lesser extent, in equity securities of foreign issuers, usually those which are publicly traded in the United States either directly or through American Depositary Receipts (“ADRs”).  Brandywine Fund is not subject to a percentage limit with regard to its investment in foreign issuers.  In addition to common stocks, equity securities in which the Fund may invest include preferred stocks, convertible securities, rights and warrants.  It utilizes a fundamentals-driven, company-by-company investment approach that is based on the belief that you should invest in individual businesses, not in the stock market.  Brandywine Fund will invest in companies in a broad range of industries but generally focuses on companies whose earnings under normal economic conditions are growing by at least 20% per year and whose stocks sell at reasonable price-to-earnings ratios.  The Fund targets fundamentally sound companies of all sizes that are experiencing a positive change.

The Fund employs a firm sell discipline.  The Fund will sell a stock:

▪	With deteriorating fundamentals such as contracting margins or reduced revenue growth

▪	When investor expectations have become unrealistically high

▪	When it finds a better investment

While this sell discipline is likely to cause the Fund to have an annual portfolio turnover rate that may exceed 200%, it also causes the Fund to keep seeking better investment alternatives.

Principal Investment Risks
There is a risk that you could lose all or a portion of your money on your investment in the Fund.  This risk may increase during times of significant market volatility.  The following additional risks could affect the value of your investment:

▪
Market Risk - The prices of the stocks and ADRs in which the Fund invests may decline for a number of reasons.  These reasons include factors that may be specific to one or more stocks in which the Fund invests as well as factors that affect the equity securities markets generally.  The price declines may be steep, sudden and/or prolonged.

▪
Foreign Security Risk - Investments in foreign securities, even though publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments.  Foreign companies may not be subject to the regulatory requirements of U.S. companies and, as a consequence, there may be less publicly available information about such companies.  Also, foreign companies may not be subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

▪
Portfolio Turnover Risk - High portfolio turnover necessarily results in greater transaction costs, such as brokerage commissions, which the Fund must pay, and short-term capital gains (or losses) to investors.  Greater transaction costs may reduce Fund performance.  Distributions to shareholders of short-term capital gains are taxed as ordinary income under current federal income tax laws.

▪
Frequent Trading Risk - Frequent purchases and redemptions of shares of the Fund by a shareholder may harm other shareholders by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares.  The Fund’s Board of Directors has determined not to adopt policies and procedures that discourage frequent purchases and redemptions of shares of the Fund.

The Fund is a suitable investment only for those investors who have long-term investment goals such as investing for retirement.  If you are uncomfortable with an investment that will fluctuate in value, the Fund may not be the right choice for you.

Performance
The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how its average annual returns over 1, 5 and 10 years compare with those of the S&P 500®, Russell 3000® and Russell 3000® Growth Indexes.  Updated performance is available on the Fund’s website www.brandywinefunds.com.  Please be aware that past performance (before and after taxes) is not necessarily an indication of future performance.

Brandywine Fund, Inc.
(Total return per calendar year)
Note:  During the ten year period shown on the bar chart, the Fund’s highest total return for a quarter was 18.14% (quarter ended March 31, 2000) and the lowest total return for a quarter was -24.42% (quarter ended December 31, 2008).

Average Annual Total Returns (for the periods ended December 31, 2009)	One Year	Five Years	Ten Years
Brandywine Fund Return before taxes	8.62%	-1.38%	-0.79%
Return after taxes on distributions	8.62%	-1.96%	-2.12%
Return after taxes on distributions and sale of Fund shares	5.60%	-1.13%	-1.06%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	26.46%	0.42%	-0.95%
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)	28.34%	0.76%	-0.20%
Russell 3000® Growth Index (reflects no deduction for fees, expenses, or taxes)	37.01%	1.58%	-3.79%

The after-tax returns above were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  The Fund’s “Return after taxes on distributions and sale of Fund shares” may be higher than its returns before taxes and after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.

Management
Investment Advisers
Friess Associates, LLC is the Fund’s investment adviser.  Friess Associates of Delaware, LLC is the Fund’s sub-adviser.

Portfolio Managers
The Fund is managed using a team approach. All investment decisions are subject to the final approval of William D’Alonzo, portfolio manager since 1997, or John P. Ragard, portfolio manager since 2001, both of whom are primarily responsible for the day-to-day management of the Fund.

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange Fund shares on any business day by written request via mail (Brandywine Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 1-800-656-3017, or through a financial intermediary.

Minimum investments are as follows:

To open a new account	$10,000
To add to an existing account	$1,000
Automatic Investment Plan	$500

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Brandywine Fund, Inc.
P.O. Box 4166
Greenville, Delaware 19807
E-mail: bfunds@friess.com
Website: http://www.brandywinefunds.com
1-800-656-3017 or 1-414-765-4124